Securian AM Real Asset Income Fund
Institutional Class Shares – VSDIX
Securian AM Dynamic Managed Volatility Fund
Institutional Class Shares – VVMIX
Securian AM Managed Volatility Equity Fund
Institutional Class Shares – VMEIX
Statement of Additional Information
December 29, 2019
This Statement of Additional Information (“SAI”) provides general information about the above-named Funds (each a “Fund” and collectively the “Funds”), each a series of Managed Portfolio Series (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Funds’ current prospectus dated December 29, 2019 (the “Prospectus”), as supplemented and amended from time to time. In addition, the Funds’ financial statements for the fiscal year ended August 31, 2019, are incorporated herein by reference to the Funds’ annual report dated August 31, 2019. To obtain a copy of the Prospectus and/or annual report, free of charge, please write or call the Funds at the address or toll-free telephone number below, or visit the Funds’ website at www.securianamfunds.com.
Securian AM Mutual Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
855-824-1355

The Trust and the Funds
The Trust is a Delaware statutory trust organized on January 27, 2011, and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Securian AM Real Asset Income Fund (“Real Asset Income Fund”), Securian AM Dynamic Managed Volatility Fund (“Dynamic Managed Volatility Fund”) and Securian AM Managed Volatility Equity Fund (“Managed Volatility Equity Fund”) are series, or mutual funds, of the Trust. Each Fund has one class of shares: an Institutional Class. Each Fund is a diversified series and has its own investment objective and policies. Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Funds, as series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series. The Funds’ Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee, or may be accessed free of charge at the SEC’s website at www.sec.gov. As permitted by Delaware law, the Trust’s Board of Trustees (the “Board”) may create additional classes of the Funds and may create additional series (and classes thereof) of the Trust and offer shares of these series and classes under the Trust at any time without the vote of shareholders. Prior to December 29, 2018, the Securian AM Real Asset Income Fund, Securian AM Dynamic Managed Volatility Fund and Securian AM Managed Volatility Equity Fund were named the Advantus Strategic Dividend Income Fund, Advantus Dynamic Managed Volatility Fund and Advantus Managed Volatility Equity Fund, respectively.
All shares of a series shall represent an equal proportionate interest in the assets held with respect to that series (subject to the liabilities held with respect to that series and such rights and preferences as may have been established and designated with respect to classes of shares of such series), and each share of a series shall be equal to each other share of that series.
Shares are voted in the aggregate and not by series or class, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interest of a particular series or class. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.
The Trust does not normally hold annual meetings of shareholders. Meetings of the shareholders shall be called by any member of the Board upon written request of shareholders holding, in the aggregate, not less than 10% of the shares, such request specifying the purpose or purposes for which such meeting is to be called.
Interests in each Fund are represented by shares of beneficial interest, each with no par value per share. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as may be declared by the Board.
The Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series without materially changing the proportionate beneficial interest of the shares of that series in the assets belonging to that series or materially affecting the rights of shares of any other series. In case of the liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series (or class thereof) are borne by that series (or class). Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board to all applicable series (and classes thereof) in such manner and on such basis as the Board in its sole discretion deems fair and equitable. No shareholder is liable to further calls for the payment of any sum of money or assessment whatsoever with respect to the Trust or any series of the Trust without his or her express consent.
All consideration received by the Trust for the issue or sale of a Fund’s shares, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.
Securian Asset Management, Inc. (the “Adviser”) serves as the investment adviser for the Funds.
Investment Policies, Strategies and Associated Risks
The following discussion supplements the description of each Fund’s investment objective and principal investment strategies and principal risks set forth in the Prospectus. Except for the fundamental investment limitations listed below (see “Fundamental and Non-Fundamental Investment Limitations”), a Fund’s investment strategies and policies are not fundamental and may be changed by sole action of the Board, without shareholder approval. While a Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so. The Funds might not invest in all of these types of securities or use all of these techniques at any one time. The Funds’ transactions in a particular type of security or use of a particular technique is subject to limitations imposed by each Fund’s investment objective, policies and restrictions described in the Funds’ Prospectus and/or this SAI, as well as the federal securities laws.
Investment Objective
The investment objective of each Fund is set forth under the “Summary Section” in the Funds’ Prospectus.
Diversification
Each Fund is diversified. A diversified fund is a fund that satisfies the definition of a “diversified company” set forth in the 1940 Act. A “diversified company” means that as to 75% of a Fund’s total assets, excluding cash, government securities and securities of other investment companies, (1) no more than 5% may be invested in the securities of a single issuer, and (2) a Fund may not hold more than 10% of the outstanding voting securities of a single issuer.
Because each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”), each Fund will limit its investments, excluding cash, cash items (including receivables), U.S. government securities and securities of other regulated investment companies, so that at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of the Fund’s total assets will be invested in the securities of a single issuer and the Fund will not hold more than 10% of such issuer’s outstanding voting securities.
Percentage Limitations
Each Fund’s compliance with its investment policy and limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to borrowing or illiquid investments, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Market Volatility
U.S. and international markets have from time to time experienced significant volatility. During certain volatile periods, the fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. At times, concerns have spread to domestic and international equity markets. In some cases, the stock prices of individual companies have been negatively affected even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Continued volatility may have adverse effects on the Funds, and the risks discussed below and in the Prospectus may increase.
Equity Securities
An equity security represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease.
Common Stock. Common stock represents an ownership interest in a company. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as holders of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Preferred Stock. Preferred stock represents an ownership interest in a company, often pays dividends at a specific rate and has a preference over common stocks in dividend payments and liquidation of assets. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. In addition, preferred stock usually does not have voting rights.
Convertible Securities. Convertible securities include fixed income securities and preferred equity securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of convertible securities vary widely, which allows them to be employed for a variety of investment strategies. A Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objectives. A Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.
Real Estate Securities. The real estate securities in which a Fund may invest consist of securities issued by Real Estate Investment Trusts (“REITs”) or Real Estate Operating Companies (“REOCs”) that are listed on a securities exchange or traded over-the-counter.  A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and that receives favorable tax treatment provided it meets certain conditions. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. A REIT that meets the applicable requirements of the Code may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs are able to distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax. There is the risk that a REIT held by a Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through a Fund, in addition to bearing a proportionate share of the expenses of the Fund, investors will also indirectly bear similar expenses of the REITs in which the Fund invests. A REOC is typically structured as a “C” corporation under the Code and is not required to distribute any portion of its income. A REOC, therefore, does not receive the same favorable tax treatment that is accorded a REIT. In addition, the value of a Fund’s securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership or real estate lending.
Master Limited Partnerships. The Funds may invest in publicly traded master limited partnerships (“MLPs”) that are registered under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and listed on a major United States stock exchange, if the issuer meets the Fund’s investment criteria. MLPs are businesses generally organized as limited partnerships which trade their proportionate shares of the partnership (units) on a public exchange. MLPs often own or own interests in properties of business that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. MLPs are required to pay out most or all of their cash flow in distributions. This pass through creates passive income or losses, along with dividend and investment income. The MLPs the Fund may purchase are comprised of a general partner (the “GP”) and multiple limited partners (the “LP Holders”). The GP is responsible for the operations and the maintenance of the partnership’s businesses, while the LP Holders assume economic risk up to their level of investment. Typically, the GP has a 1% to 2% investment in the MLP, but can extract a higher percentage of the partnership’s profits as the MLP’s distributions increase. This serves as an incentive to the GP to grow the partnership’s distributions. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments.
MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full.
Some companies in which the Funds may invest have been organized as limited liability companies (MLP LLCs). Such MLP LLCs generally are treated in the same manner as MLPs for federal income tax purposes (i.e., generally taxed as partnerships). MLP LLC common units trade on a national securities exchange or OTC. In contrast to MLPs, MLP LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, MLP LLC common unitholders typically have voting rights with respect to the MLP LLC, whereas MLP common units have limited voting rights.
Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity.
Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. During periods of interest rate volatility, these investments may not provide attractive returns. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of a “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.
There are also certain tax risks undertaken by the Fund when it invests in MLPs. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. Also, to the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.
The manner and extent of a Fund’s investments in MLPs may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify.
Foreign Investments and Currencies
A Fund may invest in securities of foreign issuers that are not traded in the United States and/or are not U.S. dollar denominated, purchase and sell foreign currency on a spot basis and enter into forward currency contracts (see “Forward Currency Contracts,” below). A Fund may also invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and foreign securities that are traded on a U.S. exchange. Investments in ADRs and foreign securities involve certain inherent risks, including the following:
Depositary Receipts. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are bank certificates issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank. GDRs trade as domestic shares but are offered for sale globally through the various bank branches. GDRs are typically used by private markets to raise capital denominated in either U.S. dollars or foreign currencies. EDRs are similar to ADRs and GDRs, except they are typically issued by European banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets. ADRs and EDRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. For purposes of a Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.
Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of those countries. Recently, voters in the United Kingdom (“UK”) voted to leave the European Union (known as “Brexit”). As a result of this decision, the financial markets experienced high levels of volatility and there is considerable uncertainty as to the arrangements that will apply to the UK’s relationship with the EU and other countries leading up to, and following, its withdrawal. This long-term uncertainty may affect other countries in the EU and elsewhere. The exit by the UK or other member states, especially if an exit occurs in a disorderly fashion or if the UK and EU are unable to reach a withdrawal agreement, will likely result in increased uncertainty, volatility, illiquidity and potentially lower economic growth in the affected markets.
Currency Fluctuations. A Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.
Market Characteristics. The Adviser expects that many foreign securities in which a Fund may invest could be purchased in over-the-counter (“OTC”) markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund’s investments in foreign securities may be less liquid and more volatile than investments in U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.
Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, non-uniform accounting standards and less financial information available from issuers, than is available in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those foreign countries.

Taxes. The interest and dividends payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders. Foreign issuers may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies.
Costs. To the extent that a Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because related brokerage costs and the cost of maintaining the custody of foreign securities may be higher.
Additional Risks of Emerging Markets. In addition, a Fund may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets, such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor governmental and/or judicial infrastructures relating to private or foreign investment or to judicial redress for injury to private property, the lack of capital base to expand business operations, foreign taxation and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets, and even where there is no outright restriction on repatriation, the mechanics of repatriation may delay or impede a Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.
Forward Currency Contracts
A forward currency contract (“forward contract”) involves an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at an exchange rate (price) set at the time of the contract. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. At or before maturity of a forward currency contract, a Fund may either exchange the currencies specified in the contract or terminate its contractual obligation to exchange currencies by purchasing an offsetting contract. If a Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. A Fund may close out a forward contract obligating it to exchange currencies by purchasing or selling an offsetting contract, in which case it will realize a gain or a loss. The Funds may also enter into forward contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A Fund may enter into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, a Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Funds do not intend to enter into forward contracts on a regular or continuing basis and the Funds will not enter these contracts for speculative purposes.
Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in hedging or other currency transactions. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due, which may result in a loss to a Fund.
Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Forward contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency forwards, especially non-deliverable forwards, may restrict the Funds’ ability to use these instruments in the manner described above or subject the Adviser to CFTC registration and regulation as a commodity pool operator (“CPO”).
Fixed-Income Securities
The Funds may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity. The Funds may invest in investment grade debt securities and below investment grade debt securities (commonly known as “junk bonds” or “high yield bonds”). Investment grade debt securities are those rated BBB- or better by Standard & Poor’s Rating Service, Inc. (“S&P”) or Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”), each of which are considered a nationally recognized statistical rating organization (“NRSRO”), or an equivalent rating by another NRSRO. Securities rated BBB- by S&P are considered investment grade, but Moody’s considers securities rated Baa3 to have speculative characteristics. The Funds will not invest in securities that are rated below B by S&P or Moody’s. The Funds may hold a debt security rated below B if a downgrade occurs after the security has been purchased. See Appendix A for a description of bond ratings. The Funds may also invest in unrated debt securities that the Adviser believes are of comparable quality to the rated securities which the Funds may purchase.
Debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a Fund could lose money if the issuer of a debt security defaults or fails to pay interest or principal when it is due. Some debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.
Interest rate risk is the risk that the value of certain debt securities will tend to fall when interest rates rise. In general, debt securities with longer terms tend to fall more in value when interest rates rise than debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing a Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.
Below Investment Grade Bonds. Below investment grade (or “junk”) bonds generally offer a higher current yield than that available for investment grade issues. However, below investment grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers, and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. At times in recent years, the prices of many below investment grade debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on below investment grade debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such price declines will not recur. The market for below investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of below investment grade debt securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a debt security may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.
Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the base rate. The base rate usually is a benchmark that “floats” or changes to reflect current interest rates, such as (i) the prime rate offered by one or more major U.S. banks, or (ii) the London Inter-Bank Offered Rate (“LIBOR”). The applicable benchmark is defined by the terms of an obligation and will remain the same for the life of such obligation. If the benchmark interest rate on a floating rate security changes, the rate payable will, in turn, change at the next scheduled adjustment date.
On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Funds or the instruments in which the Funds invests cannot yet be determined.
Corporate Debt Securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable, or floating rates of interest.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Exchange-Traded Notes. A Fund may invest in exchange-traded notes (“ETNs”). An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publicly traded on a U.S. securities exchange. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its NAV; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.
Convertible Securities. Convertible securities include fixed income securities and preferred equity securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of convertible securities vary widely, which allows them to be employed for a variety of investment strategies. A Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objectives. A Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.
Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables. Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. However, most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. Asset-backed securities may have a higher level of default and lower recoveries than mortgage-backed securities. Asset-backed securities may take the form of commercial paper or notes, in addition to pass-through certificates or asset-backed bonds.
Mortgage-Backed Securities. Mortgage-backed securities generally represent interests in pools of mortgages on residential or commercial property. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages. Mortgage-backed securities tend to pay higher yields to compensate for prepayment risk.
Collateralized mortgage obligations (“CMOs”) are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class. In addition, CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs’ prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.
Residential mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on residential real property. Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of the mortgages underlying residential mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of residential mortgage-backed securities with lower yields. As a result, increases in prepayments of residential mortgage-backed securities purchased at a premium, or decreases in prepayments of residential mortgage-backed securities purchased at a discount, may reduce their yield and price. This relationship between interest rates and mortgage prepayments makes the price of residential mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks.
Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. In addition to prepayment and extension risk, commercial mortgage-backed securities also reflect the risks of investing in the real estate securing the underlying mortgage loans including, the effects of local and other economic conditions on real estate markets, the ability of the property owner to make loan payments, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Municipal Securities. Municipal securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax-exempt securities are generally classified by their source of payment.
Contingent Convertible Securities. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

•	Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Zero-Coupon Securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest, their price fluctuates more than other types of bonds. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.
Unrated Debt Securities. A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
Inflation-Indexed Securities. Inflation-indexed securities are debt securities, the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index for all Urban Consumers before seasonal adjustment (“CPI”). Inflation-indexed securities may be issued by the U.S. government, by agencies and instrumentalities of the U.S. government, and by corporations. The U.S. Treasury issues Treasury inflation-protected securities (“TIPS”) and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.
The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services.
Inflation, which is a general rise in prices of goods and services, erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in almost each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Although inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.
Coupon payments that a Fund receives from inflation-indexed securities are included in the Fund’s gross income for the period during which they accrue. Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders). It may be necessary for a Fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.
Participation Notes. The Fund may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction costs and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction costs. Participation notes may be illiquid and therefore subject to the Fund’s percentage limitation for investments in illiquid investments. Participation notes offer a return linked to a particular underlying equity, debt or currency.
U.S. Government Obligations. The Funds may invest in U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.
Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so (see “Agency Obligations,” below). In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Agency Obligations. The Funds may invest in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”), commonly known as “Sallie Mae.” Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.
Options, Futures and Other Strategies
General. The Funds may use options (both traded on an exchange and OTC), futures contracts (sometimes referred to as “futures”), swaps, and other derivative securities (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security to attempt to hedge or limit the exposure of a particular portfolio security, to create a synthetic money market position, for certain tax-related purposes, to close out previously established options and futures positions, to reduce volatility, to enhance income, and to gain market exposure. In addition, a Fund’s ability to use Financial Instruments may be limited by tax considerations.
The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the CFTC. In addition to the instruments, strategies and risks described below, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new investment techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below.

Exclusion of Adviser from Commodity Pool Operator Definition. An exclusion from the definition of a CPO under the Commodity Exchange Act (“CEA”) and the rules of the CFTC has been claimed with respect to each Fund, and, therefore, the Adviser is not subject to CFTC registration or regulation as a CPO with respect to the Funds. In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.
The terms of the CPO exclusion require each Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Because the Adviser and the Funds intend to comply with the terms of the CPO exclusion, a Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Funds’ and the Adviser’s reliance on this exclusion and exemption, respectively, or the Funds, their respective investment strategies or this SAI.
Generally, the exclusion from CPO regulation requires each Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Funds may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the notice claiming an exclusion from the definition of a CPO would be withdrawn, and the Adviser would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Funds, the Funds may incur additional compliance and other expenses.
Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.
(1)Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which may result in the strategy being unsuccessful.
(2)Certain Financial Instruments may have a leveraging effect on a Fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and all other risks are also likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.
(3)Certain Financial Instrument transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties and/or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, a Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, a Fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
(4)Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from the imposition of daily price fluctuation limits or trading halts.
(5)As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires or matures. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sells a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Funds.
(6)Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.
Cover. Transactions using Financial Instruments, other than purchasing options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (the “Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover obligations under Financial Instruments could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the American Stock and Options Exchange (“AMEX”) and other exchanges, as well as the OTC markets.
By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option and receiving a premium, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.
Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate an obligation under a call option or put option that it has written by purchasing an identical call option or put option. This is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
Risks of Options on Commodities, Currencies and Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counter-party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
If a Fund were unable to affect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.
Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a Fund may buy or sell.
Puts and calls on indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”). When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.
Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.
When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium received, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If a Fund writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Funds only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.
Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

In addition, under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
Risks of Futures Contracts and Options Thereon. The Funds’ use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that a Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund.
There is a risk of loss by a Fund of its initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer.
Options on futures contracts trade on the same contract markets as the underlying futures contracts. The writer (seller) of an option on a futures contract becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. The Funds’ use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The writer (seller) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk.
Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Swap Contracts. Generally, swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given rates.
Most swap contracts entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap contract will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap contract or periodically during its term. If a swap is entered into on a net basis, if the other party to a swap contract defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap contract entered into on a net basis will be accrued daily and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the 1940 Act. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap contracts so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.
Because they are two-party contracts and may have terms of greater than seven days, swap contracts may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of the default or bankruptcy of a swap contract counterparty.
A Fund may enter into a swap contract in circumstances where the Adviser believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities. The counterparty to any swap contract will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of each Fund’s transactions in swap contracts. The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC recently defined as “swaps,” including non-deliverable foreign exchange forwards, OTC foreign exchange options, and swaptions. Mandatory exchange-trading and clearing will take place on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds’ ability to enter into swap contracts.
Credit Default Swaps. A Fund may enter into credit default swap contracts. The credit default swap contract may have as a reference obligation one or more securities that are not currently held by the Fund. The buyer in a credit default swap contract is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (otherwise known as the notional amount), over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default, restructuring or bankruptcy.
A Fund may be either the buyer or seller in the transaction. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, it may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.
Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If a Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When a Fund is the seller of a credit default swap, the Fund will maintain cash or liquid assets having an aggregate NAV at least equal the full notional amount of the credit default swap in an account with the Fund’s custodian that satisfies the 1940 Act. Obligations under credit default swaps so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.
A Fund may also invest in credit default swap index products and in options on credit default swap index products. The individual credits underlying these credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans. Such investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps discussed above. Each Funds reserves the right to invest in similar instruments that may become available in the future.
Comprehensive Swaps Regulation. The Dodd-Frank Act and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Risks of Swaps. The Funds’ use of swaps is subject to the risks associated with derivative instruments generally. In addition, because uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges, uncleared swap participants may not be as protected as participants on organized exchanges. Performance of an uncleared swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. In addition, a Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty.
Many swaps may be considered to be illiquid, and involve the risk that a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Additionally, certain swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation.
As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Funds. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risk not involved with uncleared swaps. A Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.
With respect to cleared swaps, there is also a risk of loss by a Fund of its initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
Risks of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options, and swap contracts, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as part of its investment strategy. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. The futures, options, and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of futures, options, and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government action.
New and developing regulation may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, any new position limits imposed on a Fund or its counterparties may impact the Fund’s ability to invest in futures, options, and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to a Fund, including capital requirements and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
Warrants and Rights
The Funds may purchase, or receive as a distribution from other investments, warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. The principal difference between warrants and rights is their term-rights typically expire within weeks while warrants have longer durations. Neither rights nor warrants have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
When-Issued Securities
When-issued securities transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date, and permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. Typically, no income accrues to the purchaser of a security on a when-issued basis prior to delivery. Such securities are recorded as an asset and its value may fluctuate. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. As required, the Fund will establish in a segregated account, or earmark as segregated on the books of the Custodian, an amount of liquid assets equal to 102% of the amount of its commitment to purchase securities on a when-issued basis. These assets will be marked-to-market daily, and the Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 102% of the amount of the Fund’s commitments.
Initial Public Offerings
The Funds may invest in securities offered by companies in initial public offerings (“IPOs”). IPOs involve companies that have no public operating history and therefore entail more risk than established public companies. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Companies that offer securities in IPOs tend to typically have small market capitalizations and therefore their securities may be more volatile and less liquid than those issued by larger companies. Certain companies offering securities in an IPO may have limited operating experience and, as a result face a greater risk of business failure.

Private Placements and Restricted Securities
The Funds may invest in restricted securities (securities with limited transferability under the securities laws) acquired from the issuer in “private placement” transactions. Private placement securities are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers, like the Funds, and are not sold on a trading market or exchange. While private placement securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value. Certain of a Fund’s investments may be placed in smaller, less seasoned, issuers that present a greater risk due to limited product lines and/or financial resources. The issuer of privately placed securities may not be subject to the disclosure and other investor protection requirements of a public trade. Additionally, a Fund could obtain material non-public information from the issuer of such securities that would restrict the Fund’s ability to conduct transactions in underlying securities.
Privately placed securities can usually only be resold to other qualified institutional buyers, or in a private transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. A Fund may incur more cost in the disposition of such securities because of the time and legal expense required to negotiate a private placement. Because of the limited market, a Fund may find it difficult to sell the securities when it finds it advisable to do so and, to the extent such securities are sold in private negotiations, they may be sold for less than the price for which they were purchased or less than their fair market value.
Privately placed securities cannot be resold to the public unless they have been registered under the Securities Act or pursuant to an exemption, such as Rule 144A. A Fund may purchase Rule 144A securities subject to the limitation on investments in illiquid investments described in the “Illiquid Investments” section below. A Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”). The liquidity of Rule 144A securities and 4(2) Paper will be determined in accordance with Rule 22e-4 under the 1940 Act.
Cash Investments
Each Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments (“Cash Investments”) for (i) temporary defensive purposes in response to adverse market, economic or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. Cash Investments include shares of other mutual funds, certificates of deposit, bankers’ acceptances time deposits, savings association obligations, commercial paper, short-term notes (including discount notes), and other obligations.
A Fund may hold a substantial position in Cash Investments for long periods of time, which may result in the Fund not achieving its investment objective. If the market advances during periods when a Fund is holding a large Cash Investment, the Fund may not participate to the extent it would have if the Fund had been more fully invested. To the extent that a Fund uses a money market fund for its Cash Investment, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.
Cash Investments are subject to credit risk and interest rate risk, although to a lesser extent than longer-term debt securities, due to Cash Investments’ short-term, significant liquidity, and typical high credit quality.

The Funds may invest in any of the following Cash Investments:
Money Market Mutual Funds. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including U.S. government obligations, bank obligations and high-grade corporate instruments. These investments generally mature within 397 calendar days from the date of acquisition. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.
To the extent that a Fund invests in money market mutual funds, your cost of investing in the Fund will generally be higher because you will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses. Furthermore, investing in money market mutual funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. A Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objective and policies stated above and in the Prospectus, a Fund may make interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.
Commercial Paper, Short-Term Notes and Other Corporate Obligations. A Fund may invest a portion of its assets in commercial paper, short-term notes, and other corporate obligations. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality.
Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P, “A” or higher by Moody’s, similarly rated by another nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality.
Investment Companies
Each Fund may invest in other investment companies to the extent permitted by the 1940 Act. Each Fund generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale, or redemption, or if such fees are paid, the Fund’s investment adviser waives its management fee in an amount necessary to offset the amounts paid. With respect to other investments in investment companies, the 1940 Act generally limits each Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.
Investments by a Fund in other investment companies will be subject to the limitations of the 1940 Act (including limitations on sales charges), and the rules and regulations thereunder. By investing in securities of an investment company, a Fund’s shareholders will indirectly bear the fees and expenses of that underlying fund in addition to the Fund’s own fees and expenses.
Closed-End Funds. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or OTC. The risks of investment in closed-end funds typically reflect the risk of the types of securities in which the funds invest. Investments in closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value (“NAV”) per share. Closed-end funds come in many varieties and can have different investment objectives, strategies and investment portfolios. They also can be subject to different risks, volatility and fees and expenses. When a Fund invests in shares of a closed-end fund, shareholders of the Fund bear their proportionate share of the closed-end fund’s fees and expenses, as well as their share of the Fund’s fees and expenses. Although closed-end funds are generally listed and traded on an exchange, the degree of liquidity, or ability to be bought and sold, will vary significantly from one closed-end fund to another based on various factors including, but not limited to, demand in the marketplace.
Open-End Mutual Funds. Open-end mutual funds are investment companies that issue new shares continuously and redeem shares daily. The risks of investment of open-end mutual funds typically reflect securities in which the funds invest. The NAV per share of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund. Each open-end fund may have a different investment objective and strategy and different investment portfolio. Different funds may also be subject to different risks, volatility and fees and expenses. When a Fund invests in shares of an open-end fund, shareholders of the Fund bear their proportionate share of the open-end funds’ fees and expenses, as well as their share of the Fund’s fees and expenses.
Exchange-Traded Funds. Exchange-traded funds (“ETFs”) are typically open-end investment companies that are bought and sold on a national securities exchange. When a Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Some ETFs are actively managed and instead of replicating, they seek to outperform a particular index or basket or price of a commodity or currency. In addition, shares of an ETF may trade at a market price that is higher or lower than their NAV and an active trading market in such shares may not develop or continue. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.
If a Fund invests in shares of an ETF, shareholders will indirectly bear fees and expenses charged by the underlying ETF in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs. Furthermore, investments in other ETFs could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.
Securities Lending
A Fund may lend its securities in order to increase the return on its portfolio.  The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned:  (1) the Fund must receive at least 102% collateral for domestic securities and 105% cash collateral for foreign securities from the borrower in the form of cash or cash equivalents; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.  These conditions may be subject to future modification.  Such loans will be terminable at any time upon specified notice.
A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.  In addition, a Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  As part of participating in a lending program, a Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal.  In addition, all investments made with the collateral received are subject to the risks associated with such investments.  If such investments lose value, a Fund will have to cover the loss when repaying the collateral.
The Board appoints agents to be responsible for monitoring the creditworthiness of borrowers. To the extent a Fund is participating in securities lending, on a quarterly basis, the Board reviews a report regarding the Fund’s loans. Such report includes, among other things, the identity and value of all securities comprising each loan, the length of time that the loan has been outstanding, the amount earned by the Fund, the amount of fees paid in connection with the loan and the ratio of the value of the collateral to the value of the loan.
Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Illiquid Investments
The Funds may purchase illiquid investments, which may include securities that are not readily marketable and securities that are not registered under the Securities Act. A Fund may not acquire any illiquid investments if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The term “illiquid investments” for this purpose means any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of Rule 22e-4 under the 1940 Act. The Funds may not be able to sell illiquid investments when the Adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. In addition, the sale of illiquid investments also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of investments that are more liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investments in illiquid investments may have an adverse impact on NAV.
Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a safe harbor from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, a Fund may make such investments. Whether or not such investments are illiquid depends on the market that exists for the particular investment. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. An investment which when purchased enjoyed a fair degree of marketability may subsequently become illiquid. In such event, appropriate remedies are considered to minimize the effect on a Fund’s liquidity.
Repurchase Agreements
A Fund may enter into repurchase agreements. Under such agreements, a Fund agrees to purchase U.S. government obligations from a counterparty and the counterparty agrees to repurchase the securities at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. A Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. A Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Fund’s net assets would be invested in illiquid investments including such repurchase agreements. To the extent necessary to facilitate compliance with Section 12(d)(3) of the 1940 Act and Rule 12d3-1 promulgated thereunder, each Fund will ensure that repurchase agreements will be collateralized fully to the extent required by Rule 5b-3.
For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the U.S. government obligations that are subject to the repurchase agreement. It is not clear whether a court would consider the U.S. government obligations to be acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. government obligations before its repurchase under a repurchase agreement, a Fund could encounter delays and incur costs before being able to sell the underlying U.S. government obligations. Delays may involve loss of interest or a decline in price of the U.S. government obligations. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. government obligations, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. government security.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the U.S. government obligations. However, each Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to the Adviser, the market value of which is equal to at least 100% of the repurchase price, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. government obligations subject to the repurchase agreement become less than the repurchase price (including interest), a Fund will direct the seller of the U.S. government obligations to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund could be unsuccessful in seeking to enforce on the seller a contractual obligation to deliver additional securities.
Reverse Repurchase Agreements
A Fund may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.
At the time when a Fund enters into a reverse repurchase agreement, the Fund’s liquid assets (such as cash, U.S. government securities or other “high-grade” debt obligations), having a value at least as great as the purchase price of the securities to be purchased, will be segregated on the Fund’s books and held by the Custodian throughout the period of the obligation. Reverse repurchase agreements are considered a form of borrowing, and the use of reverse repurchase agreements by a Fund creates leverage which increases its investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, a Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or NAV would decline faster than otherwise would be the case. The Funds intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is expected to be greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.
Borrowing
Each Fund may borrow money in amounts of up to one-third of its total assets (including the amount borrowed) from banks.  In addition, each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions.  The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies.  Since substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Cybersecurity Risk
The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.
Fundamental and Non-Fundamental Investment Limitations
The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of a Fund, as defined under the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of the Fund.
The Funds may not:

1.
Issue senior securities, borrow money or pledge their assets, except that (i) a Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward delivery basis or short sales in accordance with its objectives and strategies;

2.
Underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);

3.
Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although a Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

4.
Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

5.	Make loans of money (except for the lending of a Fund’s portfolio securities, repurchase agreements and purchases of debt securities consistent with the investment policies of the Fund);

6.
Invest in the securities of any one industry or group of industries if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of such industry or group of industries, except that the Real Asset Income Fund will invest at least 25% of such Fund’s assets in the securities of companies that are secured by real estate and securities of companies that invest or deal in real estate; however, the foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; or

7.	With respect to 75% of a Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities,

or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
The following are the non-fundamental investment restrictions applicable to the Fund(s) indicated. These restrictions can be changed by the Board, but the change will only be effective after prior written notice is given to shareholders of a Fund.

•
Under normal market conditions, the Real Asset Income Fund will invest at least 80% of its net assets in “real assets” and securities of companies that derive at least 50% of their revenue from activities related to real assets.

•	Under normal market conditions, the Managed Volatility Equity Fund will invest at least 80% of its net assets in equity securities.

•
Under normal circumstances, the Real Asset Income Fund will invest at least 40% of its total assets in securities which are secured by real estate and securities of companies that invest or deal in real estate.

•	Pursuant to the Code, the Real Asset Income Fund may hold no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships.
Except with respect to MLPs, borrowing and investments in illiquid investments, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. To avoid tax complications, the Real Asset Income Fund may not exceed 25% of its assets in MLPs at any time. With respect to borrowing, if at any time a Fund’s borrowings exceed one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings), such borrowings will be reduced within three days, (not including Sundays and holidays) or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation. If at any time a Fund’s illiquid investments are greater than 15% of its net assets, the Fund will determine how to remediate the excess illiquid investments in accordance with the 1940 Act and the Fund’s policies and procedures.

Management of the Funds
Board of Trustees
The management and affairs of the Funds are supervised by the Board. The Board consists of four individuals. The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The Board establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.
The Role of the Board of Trustees
The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser; Quasar Distributors, the Funds’ principal underwriter (the “Distributor”); U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ administrator (the “Administrator”) and transfer agent (the “Transfer

Agent”); and U.S. Bank, N.A., the Funds’ Custodian, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, Administrator, Custodian and Transfer Agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal “Board Meetings,” which are held four times per year, in person, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of three Trustees that are not considered to be “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) – Messrs. David A. Massart, Leonard M. Rush and David M. Swanson – and one Trustee that is considered an "interested person" as defined in the 1940 Act ("Interested Trustee") – Mr. Robert J. Kern. Accordingly, 75% of the members of the Board are Independent Trustees, who are Trustees that are not affiliated with any investment adviser to the Trust or their respective affiliates or other service providers to the Trust or any Trust series. The Board has established three standing committees, an Audit Committee, a Nominating & Governance Committee and a Valuation Committee, which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating & Governance Committee are comprised entirely of Independent Trustees. The Independent Trustees have engaged independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.
The Trust’s Chairman, Mr. Kern, is an “interested person” of the Trust, as defined by the 1940 Act, by virtue of the fact that he served as a board member of Quasar Distributors, LLC, which acts as principal underwriter to many of the Trust’s underlying funds. Mr. Kern also served as an Executive Vice President of the Administrator. The Independent Trustees have appointed Leonard M. Rush as a lead Independent Trustee, with responsibilities to coordinate activities of the Independent Trustees, act as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, help to set Board meeting agendas, and serve as chair during executive sessions of the Independent Trustees.
In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating & Governance Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.
The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the affiliated or unaffiliated nature of each investment adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.
The Board has determined that the appointment of a lead Independent Trustee and the function and composition of the Audit Committee and the Nominating & Governance Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee. In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating & Governance Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the composition of the Board and the function and composition of its various committees as described above, the Trust has determined that the Board’s leadership structure is appropriate.
Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counter-party risk, compliance risk, operational risk, business continuity risk, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, Mr. Rush, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert,” meets with the President, Treasurer and the Funds’ independent registered public accounting firm to discuss, among other things, the internal control structure of the Funds’ financial reporting function. The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks.
Trustees and Officers
The Trustees and officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	40	Retired; Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (52 Portfolios)(2012-Present).
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	40	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (52 Portfolios)(2012-Present).

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee and Nominating & Governance Committee Chairman	Indefinite Term; Since April 2011	40	Founder and Managing Partner, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Investment Trust (10 Portfolios)(2006-Present); Independent Trustee RiverNorth Opportunities Closed-End Fund (2015-Present).
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Chairman, and Trustee	Indefinite Term; Since January 2011	40	Retired (July 2018-present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2018).	None
Officers
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	President and Principal Executive Officer	Indefinite Term, Since November 2018	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Treasurer, Principal Financial Officer, and Vice President	Indefinite Term; Since August 2019 (Treasurer); Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
Thomas A. Bausch 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1979	Secretary	Indefinite Term; Since November 2017	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2016-present); Associate, Godfrey & Kahn S.C. (2012-2016).	N/A

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Douglas Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Assistant Treasurer and Vice President	Indefinite Term; Since May 2016 (Assistant Treasurer); Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Michael J. Cyr 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1992	Vice President and Assistant Treasurer	Indefinite Term; Since August 2019	N/A	Officer, US Bancorp Fund Services, LLC (2013-Present)	N/A
*Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Funds' principal underwriter, Quasar Distributors, LLC.

Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.
In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.
Mr. Kern’s trustee attributes include substantial industry experience, including his 35 years of service with U.S. Bancorp Fund Services, LLC (the fund accountant (“Fund Accountant”), Administrator, and Transfer Agent to the Trust) where he managed business development and the mutual fund transfer agent operation including investor services, account services, legal compliance, document processing and systems support. He also served as a board member of U.S. Bancorp Fund Services, LLC and previously served as a board member of Quasar Distributors, LLC (the principal underwriter of many of the Funds in the Trust). The Board believes Mr. Kern’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Massart’s trustee attributes include substantial industry experience, including over two decades working with high net worth individuals, families, trusts and retirement accounts to make strategic and tactical asset allocation decisions, evaluate and select investment managers and manage client relationships. He is currently the Chief Investment Strategist and lead member of the investment management committee of the SEC registered investment advisory firm he co-founded. Previously, he served as Managing Director of Strong Private Client and as a Manager of Wells Fargo Investments, LLC. The Board believes Mr. Massart’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Rush’s trustee attributes include substantial industry experience, including serving in several different senior executive roles at various global financial services firms. He most recently served as Managing Director and Chief Financial Officer of Robert W. Baird & Co. Incorporated and several other affiliated entities and served as the Treasurer for Baird Funds. He also served as the Chief Financial Officer for Fidelity Investments’ four broker-dealers and has substantial experience with mutual fund and investment advisory organizations and related businesses, including Vice President and Head of Compliance for Fidelity Investments, a Vice President at Credit Suisse First Boston, a Manager with Goldman Sachs, & Co. and a Senior Manager with Deloitte & Touche. Mr. Rush has been determined to qualify as an Audit Committee Financial Expert for the Trust. The Board believes Mr. Rush’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee and as the lead Independent Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Swanson’s trustee attributes include substantial industry experience, including 38 years of senior management and marketing experience with over 30 years dedicated to the financial services industry. He is currently the Founder and Managing Partner of a marketing strategy boutique serving asset and wealth management businesses. He has also served as Chief Operating Officer and Chief Marketing Officer of Van Kampen Investments, President and Chief Executive Officer of Scudder, Stevens & Clark, Canada, Ltd., Managing Director and Head of Global Investment Products at Morgan Stanley, Director of Marketing for Morgan Stanley Mutual Funds, Director of Marketing for Kemper Funds, and Executive Vice President and Head of Distribution for Calamos Investments. The Board believes Mr. Swanson’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
This discussion of the Trustees’ experience and qualifications is pursuant to SEC requirements, does not constitute holding out the Board or any Trustee as having special expertise, and shall not impose any greater responsibility or liability on any such Trustee or the Board by reason thereof.

Trustee and Management Ownership of Fund Shares
The following table shows the dollar range of Fund shares and shares in all portfolios of the Trust beneficially owned by the Trustees as of the calendar year ended December 31, 2018.

Dollar Range of Shares Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)
Name	Real Asset Income Fund	Dynamic Managed Volatility Fund	Managed Volatility Equity Fund	Aggregate Dollar Range of Shares in the Trust
Independent Trustees
David A. Massart	None	None	None	None
Leonard M. Rush	None	None	None	$50,001-$100,000
David M. Swanson	$1-$10,000	$1-$10,000	$1-$10,000	$50,001-$100,000
Interested Trustee
Robert J. Kern	None	None	None	None

As of November 30, 2019, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of any Fund in the Trust.

Board Committees
Audit Committee. The Trust has an Audit Committee, which is comprised of the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent registered public accounting firm concerning the scope of the audit and the auditor’s independence. The Audit Committee met twice with respect to each Fund during their fiscal year ended August 31, 2019.
Nominating & Governance Committee. The Trust has a Nominating & Governance Committee, which is comprised of the Independent Trustees. The Nominating & Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.
The Nominating & Governance Committee will consider nominees recommended by shareholders for vacancies on the Board. Recommendations for consideration by the Nominating & Governance Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Bylaws. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust no fewer than 120 days, and no more than 150 days, prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis. The Nominating & Governance Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws. The Nominating & Governance Committee did not meet during the Funds’ fiscal year ended August 31, 2019.
Valuation Committee. The Trust has a Valuation Committee. The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board is not in session, determining the fair value of illiquid investments and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee is currently comprised of one or more Independent Trustees and the Trust’s Chairman, President, Treasurer and Assistant Treasurers. The Valuation Committee meets as necessary when a price for a portfolio security is not readily available. Any one of the Chairman, President, Treasurer or Assistant Treasurers and an Independent Trustee must be present for the Valuation Committee to meet. The primary members of the Valuation Committee are the President and Mr. Massart. The Valuation Committee did not meet during the Funds’ fiscal year ended August 31, 2019.

Trustee Compensation
The Trustees each receive an annual retainer fee of $87,000 per calendar year, which compensates them for their service to the Trust. In addition, the Trustees each receive a per meeting fee of $5,000 for attendance at the four regularly scheduled quarterly meetings and one additional annual meeting, if necessary. Prior to January 1, 2019, the Trustees did not receive the $5,000 per meeting fee. Each Trustee also receives added compensation for each additional meeting attended of $2,500, as well as reimbursement for expenses incurred in connection with attendance at meetings. The Chairman of the Audit Committee, Nominating & Governance Committee and the Valuation Committee each receive additional compensation of $7,000 per year and the lead Independent Trustee receives additional compensation of $10,000 per year. Effective January 1, 2020, the Trustees will receive an annual retainer of $95,000 per calendar year, the Chairman of the Audit Committee will receive additional compensation of $14,000, the Chairman of the Nominating & Governance and Valuation Committees will receive additional compensation of $8,000, and the lead Independent Trustee will receive additional compensation of $12,500. The following table sets forth the compensation received by the Trustees for the Fund’s fiscal year ended August 31, 2019:

Name of Person/Position	Aggregate Compensation from the Real Asset Income Fund Fund(1)	Aggregate Compensation from the Dynamic Managed Volatility Fund(1)	Aggregate Compensation from the Managed Volatility Equity Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Trust(2) Paid to Trustees
Leonard M. Rush, Lead Independent Trustee and Audit Committee Chairman	$3,320	$3,320	$3,320	None	None	$126,000
David A. Massart, Independent Trustee and Valuation Committee Chairman	$3,064	$3,064	$3,064	None	None	$116,500
David M. Swanson, Independent Trustee and Nominating & Governance Committee Chairman	$3,064	$3,064	$3,064	None	None	$116,500
Robert J. Kern, Trustee	$2,876	$2,876	$2,876	None	None	$109,500

(1) Trustees fees and expenses are allocated among the Fund and any other series comprising the Trust.
(2) The Trust includes other portfolios in addition to the Fund.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by a Fund. As of November 30, 2019, the following shareholders were considered to be either a control person or a principal shareholder of the Funds:

Securian AM Real Asset Income Fund
Institutional Class

Name and Address	% Ownership	Type of Ownership (1)
Minnesota Life Insurance Company Attention Mike Fogal 400 North Robert Street Saint Paul, MN 55101-2099	33.47%	Record
Comerica Bank FBO FB-Life P O Box 75000 Mail Code 3446 Detroit, MI 48275-0001	28.96%	Record
Wells Fargo Bank NA FBO American Enterprise Group PO Box 1533 Minneapolis, MN 55480-1533	24.69%	Record
Comerica Bank FBO FB-Mutual P O Box 75000 Mail Code 3446 Detroit, MI 48275-0001	6.44%	Record

Securian AM Dynamic Managed Volatility Fund
Institutional Class

Name and Address	% Ownership	Type of Ownership (1)
Minnesota Life Insurance Company Attention Mike Fogal 400 North Robert Street Saint Paul, MN 55101-2099	67.79%	Record
Securian Financial Foundation 400 Robert Street N Suite A Suite A9-5409 Saint Paul, MN 55101-2098	24.39%	Beneficial
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0001	7.81%	Record

Securian AM Managed Volatility Equity Fund
Institutional Class

Name and Address	% Ownership	Type of Ownership (1)
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0001	75.09%	Record
Minnesota Life Insurance Company Attention Mike Fogal 400 North Robert Street Saint Paul, MN 55101-2099	24.24%	Record

(1)
“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e. “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e. “Jane Doe Shareholder.”

Investment Adviser
Investment advisory services are provided to the Funds by the Adviser, Securian Asset Management, Inc., pursuant to an investment advisory agreement (the “Advisory Agreement”). The Adviser is wholly-owned by Securian Financial Group, Inc.
Pursuant to the Advisory Agreement, the Adviser provides the Funds with investment research and advice and furnishes the Funds with an investment program consistent with each Fund’s investment objective and policies, subject to the supervision of the Board. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the securities transactions, and reports to the Board on the Funds’ investments and performance. The Adviser is solely responsible for making investment decisions on behalf of the Funds.  The Board will have sole responsibility for selecting, evaluating the performance of, and replacing as necessary any of the service providers to the Funds, including the Adviser.
The Advisory Agreement will continue in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board or the vote of a majority of the outstanding voting securities of each Fund; and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty by the Trust, on behalf of a Fund, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of the Fund’s shareholders; or (ii) by a vote of a majority of the Board, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment,” as defined under the 1940 Act. The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.
In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund a management fee computed daily and paid monthly, based on a percentage of the Fund’s net assets, as specified in the Prospectus. However, the Adviser may voluntarily agree to reduce the management fees payable to it on a month-to-month basis, including additional fees above and beyond any contractual agreement the Adviser may have to reduce management fees and/or reimburse Fund expenses.
Fund Expenses. Each Fund is responsible for its own operating expenses. Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Trust, on behalf of the Funds, the Adviser has agreed to waive its management fees and pay Fund expenses, as specified in the Prospectus. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such waiver and/or expense payment occurred, and the expense limit in effect at the time of the recoupment. The Operating Expenses Limitation Agreement is indefinite in term, but cannot be terminated through at least December 29, 2020. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser.
The total amount of advisory fees paid during the fiscal periods indicated for the Funds, were as follows:
Real Asset Income Fund

	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2017
Advisory Fee Accrued	$596,772	$595,896	$635,314
Advisory Fees Waived by Adviser	$(216,403)	$(189,095)	$(99,204)
Net Advisory Fees Paid to Adviser	$380,369	$406,801	$536,110

Dynamic Managed Volatility Fund

	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2017
Advisory Fee Accrued	$342,966	$254,103	$210,340
Advisory Fees Waived by Adviser	$(252,224)	$(248,378)	$(210,340)
Net Advisory Fees Paid to Adviser	$90,742	$5,725	$0
.

Managed Volatility Equity Fund

	Fiscal Year Ended August 31, 2019	Fiscal Year Ended August 31, 2018	Fiscal Year Ended August 31, 2017
Advisory Fee Accrued	$247,083	$262,389	$267,688
Advisory Fees Waived by Adviser	$(224,521)	$(243,024)	$(267,688)
Net Advisory Fees Paid to Adviser	$22,562	$19,365	$0

Portfolio Managers
As disclosed in the Prospectus, Joseph R. Betlej, Lowell R, Bolken and Craig M. Stapleton are the portfolio managers for the Real Asset Income Fund; and Craig M. Stapleton, Jeremy Gogos and Merlin Erickson are the portfolio managers for the Dynamic Managed Volatility Fund and the Managed Volatility Equity Fund (each a “Portfolio Manager” and collectively, the “Portfolio Managers”).
The following table provides information regarding other accounts managed by the Portfolio Managers as of August 31, 2019:

		Accounts
Manager	Category	#	Total Assets (in millions)	# Paying a Performance Fee	Total Assets Paying a Performance Fee
Joseph R. Betlej
	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	3	$242.79	0	$0
Lowell R. Bolken
	Registered investment companies	3	$605.99	0	$0
	Other pooled investment vehicles	2	$74.50	0	$0
	Other accounts	4	$294.06	0	$0
Craig M. Stapleton
	Registered investment companies	5	$1,712.98	0	$0
	Other pooled investment vehicles	1	$573.98	0	$0
	Other accounts	131	$22,399.05	0	$0
Jeremy Gogos
	Registered investment companies	5	$1,712.98	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	2	$40.49	0	$0
Merlin Erickson
	Registered investment companies	5	$1,712.98	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	2	$40.49	0	$0

The Portfolio Managers’ management of “other accounts” may give rise to conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. Given that the other accounts may have the same investment objective as a Fund, a conflict of interest may arise as a result of the identical investment objectives whereby a Portfolio Manager could favor one account over another. Another conflict might arise as a result of a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. In addition, the Adviser believes that material conflicts due to differences in compensation paid to portfolio managers (see below) are also unlikely to arise. Account performance is a factor in determining a portfolio manager’s compensation, but no portfolio manager’s compensation structure favors one account over another on the basis of performance.

The Adviser compensates each Portfolio Manager for managing their respective Funds and other accounts. The manner in which Portfolio Managers are compensated is described below. Each Portfolio Manager’s compensation package is paid by the Adviser and not by any Fund or client account.
Portfolio Managers also receive other compensation in the form of group insurance and medical benefits and pension and other retirement benefits, which are also available generally to all employees of the Adviser and which do not discriminate in favor of any Portfolio Manager.
Base Salary – each Portfolio Manager’s base salary is reviewed and adjusted annually using competitive compensation surveys. Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.
Short-Term Bonus – Each Portfolio Manager is eligible for an annual bonus that is based on the Portfolio Manager’s ability to meet predetermined goals. Goals typically include pre-tax investment performance versus appropriate benchmarks over the 1-year and 3-year periods, which, in the case of a Fund, is the Fund’s benchmark index described in the Fund’s prospectus and peer groups along with subjective standards relating to investment management activities. The remaining goals are based on subjective fulfillment of position duties.
Long-Term Incentive – Each Portfolio Manager is eligible for a long-term bonus that is dependent upon the Adviser’s strategic business objectives such as profitability, sales, etc. If granted, the long-term bonus has a four-year vesting schedule.
Deferred Compensation – Each Portfolio Manager has the option to defer all or part of his short-term and long-term bonuses into a non-qualified deferred compensation plan. All elections must be made prior to the start of the performance measurement period.
Revenue Share – Certain Portfolio Managers are paid a percentage of revenue received for the management of certain clients’ assets. This percentage is determined in light of the Portfolio Manager’s total compensation package and takes into account the market rate for portfolio management services.
As of August 31, 2019, the Portfolio Managers beneficially owned the following shares of the Funds:

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned (None, $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 - $500,000; $500,001-$1,000,000; Over $1,000,000)
Joseph R. Betlej	Real Asset Income Fund	$100,001 - $500,000
Lowell R. Bolken	Real Asset Income Fund	$100,001 - $500,000
Craig M. Stapleton	Real Asset Income Fund	$100,001 - $500,000
	Dynamic Managed Volatility Fund	$10,001 - $50,000
	Managed Volatility Equity Fund	$10,001 - $50,000
Merlin Erickson	Dynamic Managed Volatility Fund	None
	Managed Volatility Equity Fund	None
Jeremy Gogos	Dynamic Managed Volatility Fund	None
	Managed Volatility Equity Fund	$1 - $10,000

Service Providers
Pursuant to an administration agreement (the “Administration Agreement”) between the Trust and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, acts as the Administrator to the Funds. Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; arranging for the maintenance of books and records of the Funds; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or any matter pertaining to the distribution of Fund shares. Pursuant to the Administration Agreement, for its services, Fund Services receives from each Fund a fee computed daily and payable monthly based on each Fund’s average net assets, all subject to an annual minimum fee. Fund Services also acts as Fund Accountant, Transfer Agent and dividend disbursing agent under separate agreements with the Trust.
The Funds paid fund administration and fund accounting fees to Fund Services during the fiscal years ended August 31, as follows:

	2019	2018	2017
Real Asset Income Fund	$81,572	$86,187	$101,696
Dynamic Managed Volatility Fund	$73,923	$78,726	$88,881
Managed Volatility Equity Fund	$67,221	$72,334	$83,559

Pursuant to a custody agreement between the Trust and the Funds, U.S. Bank, N.A., an affiliate of Fund Services, serves as the custodian of the Funds’ assets. For its services, the Custodian receives a monthly fee based on a percentage of each Fund’s assets, in addition to certain transaction based fees, and is reimbursed for out-of-pocket expenses. The Custodian’s address is 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin, 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. U.S. Bank, N.A. and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.

Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust and as independent legal counsel to the Board.
Independent Registered Public Accounting Firm
Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements and the performance of related tax services.
Distribution of Fund Shares
The Trust has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Funds’ principal underwriter, provides certain administrative services and promotes and arranges for the sale of the Funds’ shares on a best efforts basis. The offering of the Funds’ shares is continuous. The Distributor, Administrator and Custodian are affiliated companies. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of each Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust, on behalf of each Fund, on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute a Fund’s portfolio transactions. Purchases and sales of securities on an exchange are effected through brokers that charge a commission while purchases and sales of securities in the OTC market will generally be executed directly with the primary “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction. Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party, such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price. The price of OTC securities usually includes an undisclosed commission or markup.
Purchases of portfolio securities for a Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.
In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors available, will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services incidental to execution services. Research and statistical information may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.

Typically, the research will be used to service all of the Adviser’s accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser considers research information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.
While it is the Funds’ general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for a Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Funds.
Investment decisions for each Fund are made independently from those of other client accounts of the Adviser and its affiliates. Nevertheless, it is possible that at times identical securities will be acceptable for both a Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as a Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.
Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Funds and/or client accounts.
The following table sets forth the brokerage commissions paid by each Fund during the respective fiscal periods ended August 31.

	2019	2018	2017
Real Asset Income Fund	$75,040	$86,195	$109,762
Dynamic Managed Volatility Fund	$5,005	$10,014	$3,899
Managed Volatility Equity Fund	$3,889	$9,773	$7,085

Portfolio Turnover
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs and could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 37%). To the extent that a Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively affected by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions. The Funds’ portfolio turnover rates for the fiscal periods ended August 31 are shown in the table below.

Fund	2019	2018
Real Asset Income Fund	46%	56%
Dynamic Managed Volatility Fund	1%	7%
Managed Volatility Equity Fund	8%	12%
Code of Ethics
The Trust, the Adviser and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes permit, subject to certain conditions, personnel of the Trust, Adviser and Distributor to invest in securities that may be purchased or held by a Fund.
Proxy Voting Procedures
The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Funds as part of the Adviser’s investment advisory services, subject to the supervision and oversight of the Board. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of a Fund and its shareholders, taking into account the value of the Fund’s investments.
The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free, (800) SEC-0330 or by accessing the SEC’s website at www.sec.gov.
The Adviser’s Proxy Voting Policies and Procedures
The Adviser will vote proxies on behalf of each Fund in a manner that it believes is consistent with the best interests of the Fund and its shareholders, and in accordance with the Adviser’s fiduciary duties and legal and regulatory requirements.
The Adviser believes that the role of shareholders in corporate governance is typically limited. A majority of decisions regarding operations of the business of a corporation should be left to management’s discretion. It is the Adviser’s policy that the shareholder should become involved with these matters only when management has failed and the corporation’s performance has suffered, or to protect the rights of shareholders to take action.

The guiding principle by which the Adviser votes on all matters submitted to security holders is to maximize the ultimate economic value of the securities held by each Fund. This involves not only the immediate impact of each proposal but other considerations with respect to the security of a Fund’s investments over the long term.
It is the general policy of the Adviser to vote on all matters presented to security holders in any proxy, but the Adviser reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in its judgment, the costs associated with voting such proxy outweigh the benefits to a Fund or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of a Fund.
The Adviser has an Investment Policy Committee, which is responsible for overseeing the Proxy Voting Policies, modifying the Proxy Voting Policies from time to time, and resolving any conflicts of interest that may arise between the interests of Fund shareholders and the Adviser, principal underwriter or any affiliate thereof. The Investment Policy Committee is charged with ensuring that all conflicts of interest are resolved in the best interest of each Fund and its shareholders. Conflicts of interest between the interests of a Fund and its shareholders and those of the Adviser are identified initially by the Portfolio Managers responsible for voting proxies. If a potential conflict is identified, the Portfolio Manager works with the compliance department to determine if a conflict is present. Conflicts are reported to the Adviser’s Investment Policy Committee and further steps may be taken, including following the established proxy policy, requesting that the Fund vote proxies, delegating the vote to a third party, or disclosing the issue to the Fund and seeking guidance from the Fund’s Board and Officers as to an appropriate resolution.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Ms. Deborah Ward has been designated as the Trust’s Anti-Money Laundering Compliance Officer.
Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Funds will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.
As a result of the Program, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.
Portfolio Holdings Information
The Trust, on behalf of the Funds, has adopted portfolio holdings disclosure policies (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Funds. Information about a Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Portfolio Holdings Policies. The Board has considered the circumstances under which a Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies. The Board has also considered actual and potential material conflicts that could arise in such circumstances between the interests of a Fund’s shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Fund. After due consideration, the Board has determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies. The Board also authorized its CCO to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the Funds’ shareholders and potential conflicts of interest in making such disclosures.
The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Policies, codes of ethics and other relevant policies of the Funds and their service providers by the CCO, (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering whether to approve any amendment to these Portfolio Holdings Policies. The Board reserves the right to amend the Portfolio Holdings Policies at any time without prior notice in its sole discretion.
Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q (or any successor form). The Top 10 holdings for the Fund are posted quarterly on a 30-day lag. These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
In the event of a conflict between the interests of a Fund and its shareholders and the interests of the Adviser or an affiliated person of the Adviser, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund and its shareholders, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.
In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed: the Administrator; the Funds’ Accountant; the Custodian; the Transfer Agent; the Funds’ independent registered public accounting firm; counsel to the Funds or the Board(current parties are identified in this SAI); broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities); and regulatory authorities. Portfolio holdings information not publicly available with the SEC or on the Funds’ website may only be provided to additional third parties, in accordance with the Portfolio Holdings Policies, when a Fund has a legitimate business purpose, and the third-party recipient is subject to a confidentiality agreement. Such portfolio holdings disclosure must be approved under the Portfolio Holdings Policies by the Trust’s CCO.
In no event shall the Adviser, its affiliates or employees, or a Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.
There can be no assurance that the Portfolio Holdings Policies and these procedures will protect a Fund from potential misuse of Fund information by individuals or entities to which it is disclosed.

Determination of Net Asset Value
The NAV of each Fund’s shares will fluctuate and is determined by the Fund Accountant as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.
The NAV per share is computed by determining each Fund’s “Net Assets” and dividing by the Fund’s total number of shares outstanding.  The Net Assets are calculated by (1) taking the value of all assets, less liabilities, held by the Fund; and (2) subtracting “Accrued Expenses.”

Net Assets	=	Net Asset Value
Shares Outstanding

A Fund’s assets are generally valued at their market price on the valuation date and are based on valuations provided by independent pricing services, consistent with the Trust’s valuation procedures. When market prices are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board.
Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, a Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded. If no sale is reported, the security is valued at the mean between the last available bid and asked price.
Portfolio securities primarily traded on the NASDAQ Stock Market (“NASDAQ”) shall be valued using the NASDAQ Official Closing Price (“NOCP”) which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities that are not traded on NASDAQ shall be valued at the most recent trade price.
Fixed income securities are valued at the mean of the bid and asked prices as determined by an independent pricing service, taking into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. Participation Notes are valued at the mean between bid and ask prices. Investments in other investment companies, including money market funds, are valued at their NAV per share. Fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.
Foreign securities are generally valued in the same manner as the securities described above. Foreign securities are priced in the local currencies as of the close of their primary exchange or market or as of the close of trading on the NYSE, whichever is earlier. Foreign currencies are translated into U.S. dollars at the exchange rate as provided by a pricing service as of the close of trading on the NYSE.
Exchange-traded options are generally valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Purchase and Redemption of Fund Shares
Shares of each Fund are sold in a continuous offering and shares may be purchased or redeemed on any business day that a Fund calculates its NAV. A Fund may also authorize one or more financial intermediaries to accept purchase and redemption orders on its behalf (“Authorized Intermediaries”). Authorized Intermediaries are authorized to designate other Authorized Intermediaries to accept orders on a Fund’s behalf. An order is deemed to be received when a Fund or an Authorized Intermediary accepts the order.
Orders received by a Fund or an Authorized Intermediary by the close of trading on the NYSE (generally 4:00 p.m., Eastern time) on a business day will be effected at the applicable price per share determined as of the close of trading on the NYSE on that day. Otherwise, the orders will be processed based on the next determined NAV.
Orders received by financial intermediaries that are not Authorized Intermediaries will be processed at the applicable price next calculated after the Transfer Agent receives the order from the financial intermediary
Purchase Requests Must be Received in Good Order
“Good order” means that your purchase request includes:

•	The name of the Fund you are investing in;

•	The dollar amount of shares to be purchased;

•	Your account application or investment stub; and

•	A check payable to the name of the Fund.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the CCO and Anti-Money Laundering Officer for the Trust conclude that such sale is appropriate and is not in contravention of United States law.
Redemption Requests Must be Received in Good Order
Your share price will be based on the next NAV per share calculated after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order. A redemption request will be deemed in “good order” if it includes:

•	The shareholder’s name;

•	The name of the Fund you are redeeming;

•	The account number;

•	The share or dollar amount to be redeemed; and

•	Signatures by all shareholders on the account (with signature(s) guaranteed, if applicable).

Unless you instruct the Transfer Agent otherwise, redemption proceeds will be sent to the address of record. The Funds will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.
A signature guarantee of each owner is required in the following situations:

•	If ownership is changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or

•	For all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. Signature guarantees, from either a Medallion program member or a non-Medallion program member, can be obtained from banks and securities dealers, but not from a notary public.
The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.
Redemption In-Kind
Under normal circumstances, the Funds do not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows a Fund to redeem in-kind redemption requests during any 90-day period in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.
Cancellations and Modifications
The Funds will not accept a request to cancel or modify a written transaction once processing has begun.

Tax Matters
The following discussion is a summary of certain U.S. federal income tax considerations affecting the Funds and their shareholders. The discussion reflects applicable U.S. federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the IRS, possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate or gift, or state, local or foreign tax concerns affecting the Funds and their shareholders (including shareholders owning large positions in the Funds). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Funds.
Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund, a series of the Trust, intends to qualify and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions, as discussed below. The Real Asset Income Fund’s investment in MLPs presents unusual challenges in qualifying each year as a RIC under the Code, a designation which allows the Fund to avoid paying taxes on its income at the applicable corporate income tax rate.

If for any taxable year a Fund fails to qualify as a RIC, the Fund’s taxable income will be subject to federal income tax at the applicable corporate income tax rates (without any deduction for distributions to the Fund’s shareholders) and its income available for distribution will be reduced.
As long as a Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to its shareholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its shareholders. With respect to the source of income requirement, a Fund must derive, in each taxable year, at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from interests in qualified publicly traded partnerships (“QPTP”). A QPTP is generally defined as a publicly traded partnership under Section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its income is described in (i) above.
With respect to the diversification of assets requirement, a Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more QPTPs.
In addition, pursuant to the Code, a Fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as QPTPs. A Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with the 25% limitation in publicly traded partnerships, inclusive of MLP investments, but will not be able to purchase additional MLP securities unless the Fund is in compliance with the restriction.
Each Fund’s policy is to distribute to its shareholders substantially all of its net investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income. However, the Funds can give no assurances that its anticipated distributions will be sufficient to eliminate all taxes.
If a Fund does not qualify as a RIC, it would be taxed as a corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning the underlying investments through the Fund. If a Fund fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax, the Fund will be subject to a 4% excise tax.
Net investment income generally consists of interest, dividends and short-term capital gains, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

Distributions of net investment income are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by a Fund may consist of qualified dividends eligible for taxation at the rate applicable to long-term capital gains to the extent the Fund designates the amount distributed as a qualified dividend and the shareholder meets certain holding period requirements with respect to his or her Fund shares. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent that a Fund designates the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its Fund shares. The aggregate amount so designated to either individuals or corporate shareholders cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year. In view of the Funds’ investment policies, it is expected that part of the distributions by the Funds may be eligible for the qualified dividend income treatment for individual shareholders and the dividends-received deduction for corporate shareholders. Any distributions to you in excess of the Fund’s investment company taxable income and net capital gains will be treated by you, first, as a tax-deferred return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gains.
Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. Net capital gains distributions are not eligible for the qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.
Any distributions to you in excess of a Fund’s investment company taxable income and net capital gains will be treated by you, first, as a tax-deferred return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gains to you.
Under 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”) certain “qualified publicly traded partnership income” (e.g., certain income from certain of the MLPs in which a Fund invests) and “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. The TCJA does not contain a provision permitting a RIC, such as a Fund, to pass the special character of this income through to its shareholders. It is uncertain whether a future technical corrections bill or regulations issued by the IRS, will address this issue to enable a Fund, to pass through the special character of "qualified REIT dividends" to its shareholders.
Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a noncorporate shareholder’s liability for the alternative minimum tax.
Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The U.S. has entered into tax treaties with many foreign countries that entitle each Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available to a Fund such as shareholder information; therefore, a Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause a Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. Under circumstances described below, a Fund may elect to pass-through foreign taxes paid by the Fund to its shareholders, although it reserves the right not to do so. If a Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.
A redemption of Fund shares may result in recognition of a taxable gain or loss and, if held as a capital asset, capital gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains received on those shares. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent Fund shares are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
The Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired. However, cost basis reporting is not required for certain shareholders, including shareholders investing a Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. A Fund will calculate cost basis using the Fund’s default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.
Except in the case of certain exempt shareholders, if a shareholder does not furnish a Fund with its correct Taxpayer Identification Number and certain certifications or the Fund receives notification from the IRS requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents.
Gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Funds will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Funds to their shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Funds, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.
While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Funds in a non-U.S. REIT may subject the Funds, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Funds’ pro rata share of any such taxes will reduce the Funds’ return on their investment. The Funds’ investment in a non-U.S. REIT may be considered an investment in a passive foreign investment company (“PFIC”), as discussed below. Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties. Also, the Funds in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.

Each Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Funds may make an election to treat such gain or loss as capital.

While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations.

The Funds may invest in securities of foreign companies that may be classified under the Code as PFIC. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Funds in respect of deferred taxes arising from such distributions or gains.
Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate, currently 30% on U.S. source income. This withholding rate may be lower under the terms of a tax convention.
Federal Income Taxation of MLPs. MLPs are similar to corporations in many respects, but different in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its stockholders in the form of dividends, the stockholders must pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.
An MLP that satisfies the Qualifying Income rules described below, and does not elect otherwise, is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership’s income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership (generally as provided in the partnership agreement), and each partner pays tax on his, her or its share of the partnership’s income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well – capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level – that of the partner. The Code generally requires “publicly traded partnerships” to be treated as corporations for federal income tax purposes. However, if the publicly traded partnership satisfies certain requirements and does not elect otherwise, the publicly traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must derive each taxable year at least 90% of its gross income from Qualifying Income.
Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, certain income and gain from commodities or commodity futures, and income and gain from certain mineral or natural resources activities. Mineral or natural resources activities that generate Qualifying Income include income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber).
Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. MLPs generally make quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP interest, capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downward, but not below zero, with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income.
When the units are sold, the taxable gain or loss associated with such sale is based on the difference between the adjusted cost basis (which was reduced by prior return of capital distributions and increases from qualifying income allocations) and the sale price. In certain situations, that may result in a taxable gain on the sale even though the sale price was lower than the original investment. The partner generally will not be taxed on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased resulting from the basis decrease resulting from prior distributions; or (2) his basis reaches zero.
Certain MLPs in which the Real Asset Income Fund invests are permitted to reflect an income tax allowance for taxes borne by their unitholders in setting the maximum applicable rates chargeable to customers by their subsidiaries that are regulated interstate natural gas pipelines. In order to avoid or reverse an adverse determination by the Federal Energy Regulatory Commission (“FERC”) regarding these maximum rates, these MLPs may require a unitholder to certify that the unitholder is an individual or entity subject to United States federal income taxation on the income generated by the MLP or, if the unitholder is an entity not subject to United States federal income taxation on such income, that all the entity’s owners are subject to United States federal income taxation on such income. Any unitholder that fails to provide such a certification may be subject to adverse consequences under the MLP’s partnership agreement, including having such unitholder’s units repurchased for a purchase price equal to the lesser of the price paid by such unitholder or the current market price at the time of the repurchase. In addition, the unitholder may lose the right to any allocations of income or loss, distributions or voting rights with respect to such units. It is not clear how these provisions would apply to a mutual fund or whether a mutual fund would be able to provide a satisfactory certification as to the tax status of its shareholders. Although the Adviser is not aware of these provisions being implemented with respect to secondary market purchasers such as the Fund and it is not clear that the MLPs would be able to enforce these provisions, in order to avoid the adverse consequences described above the Fund may avoid investing in an MLP that would otherwise be considered attractive and could be forced to sell MLP units that it already holds sooner than would otherwise be the case.
Recent legislation (which by its terms became effective for taxable years beginning after December 31, 2017) generally requires that taxes, penalties, and interest associated with an audit of a partnership be assessed and collected at the partnership level. Therefore, an adverse federal income tax audit of a partnership that the Funds invest in (including MLPs taxed as partnerships) could result in the Funds being required to pay federal income tax. The Funds may have little input in any audit asserted against a partnership and may be contractually or legally obligated to make payments in regard to deficiencies asserted without the ability to put forward an independent defense. Accordingly, even if a partnership in which the Funds invest were to remain classified as a partnership (instead of as a corporation), it could be required to pay additional taxes, interest and penalties as a result of an audit adjustment, and the Funds, as a direct or indirect partner of such partnership, could be required to bear the economic burden of those taxes, interest and penalties, which would reduce the value of Fund shares.
This discussion and the related discussion in the Prospectus have been prepared by Fund management, and counsel to the Funds has expressed no opinion in respect thereof.
This section is not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations to a particular investor. You are urged to consult your own tax advisor.

Distributions
Each Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is a Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.
The amount of a Fund’s distribution is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed, and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in their shares.
A Fund may also derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (to the extent not offset by any capital loss carryovers), although a distribution from capital gains, will be distributed to shareholders with and as a part of the distributions of net investment income giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.
Any distribution paid by a Fund reduces that Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.
Distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing or by telephone. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the request.

Financial Statements
The Funds’ annual report to shareholders for the fiscal year ended August 31, 2019 is a separate document and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein will be incorporated by reference into the SAI.

APPENDIX “A” DESCRIPTION OF BOND RATINGS
Standard & Poor’s Issue Credit Rating Definitions
A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Short-Term Issue Credit Ratings
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2
A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3
A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
SPUR (Standard & Poor’s Underlying Rating)
This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.
Dual Ratings
Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).
The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Qualifiers
i
This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
L
Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p
This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
pi
Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.
preliminary
Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•
Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies

•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf
The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.
t
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
unsolicited
Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.
Local Currency and Foreign Currency Risks
Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Credit Rating Definitions

Purpose
The system of rating securities was originated by John Moody in 1909. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which relative creditworthiness of securities may be noted.
Rating Symbols
Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:
Aaa Aa A Baa Ba B Caa Ca C
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.
Absence of a Rating
Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.
Should no rating be assigned, the reason may be one of the following:

1.	An application was not received or accepted.

2.	The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.
Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Changes in Rating
The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason, changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.
A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*
Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.
As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.
The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness”. The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.
Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.
Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.
Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.
*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.
Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.
The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.
The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently, they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.
In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Short-Term Rating definitions for ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on the agency’s web-site to determine if any additional or alternative category definitions apply.
National Short-Term Credit Ratings
F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.
F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.
F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.
B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D(xxx)
Indicates actual or imminent payment default.
Notes to Long-Term and Short-Term National Ratings:
The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.
“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

LONG-TERM RATINGS
Standard & Poor’s Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C
A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
See qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Moody’s Long-Term Rating Definitions:
Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B
Obligations rated B are considered speculative and are subject to high credit risk.
Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch’s National Long-Term Credit Ratings

AAA(xxx)
‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.
AA(xxx)
‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.
A(xxx)
‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.
BBB(xxx)
‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.
BB(xxx)
‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.
B(xxx)
‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC(xxx)
‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
CC(xxx)
‘CC’ National Ratings denote that default of some kind appears probable.
C(xxx)
‘C’ National Ratings denote that default is imminent.
D(xxx)
‘D’ National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:
The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.
“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

MUNICIPAL NOTE RATINGS
Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3
Speculative capacity to pay principal and interest.
See qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.
Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings
Short-Term Debt Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.
VMIG rating expirations are a function of each issue’s specific structural or credit features.
VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.